SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: November 5, 1999

                            TLC The Laser Center Inc.
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               (Exact name of registrant as specified in charter)

        Ontario, Canada                0-29302                 980151150
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)

    5600 Explorer Drive, Suite 301    Mississauga, Ontario, Canada     L4W 4Y2
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone no., including area code 905-602-2020

Item 5. Other Events.

            On November 5, 1999, TLC The Laser Center Inc., an Ontario corporation (the "Corporation"), filed an amendment to its Articles of Incorporation (the "Articles") with the Ontario Ministry of Consumer and Commercial Relations pursuant to which the Corporation amended its Articles to change the name of the Corporation from "TLC The Laser Center Inc." to "TLC Laser Eye Centers Inc." The amendment does not have any other effect on the Articles. As required by Ontario law, the amendment was approved by the Corporation's board of directors on April 23, 1999 and by two-thirds of the votes cast at the annual meeting of the shareholders of the Corporation held on November 4, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TLC The Laser Center Inc.


Date: November 5, 1999                    By: /s/ Elizabeth A. Karmin
                                              ---------------------------------
                                              Name:  Elizabeth A. Karmin
                                              Title: Deputy General Counsel and
                                                     Assistant Secretary


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